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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports dated September 8, 1997 and to all references to our Firm, included in Weeks Realty, L.P.'s Current Report on Form 8-K dated October 3, 1997, and filed on October 7, 1997, into the Operating Partnership's previously filed Registration Statement on Form S-3 (File No. 333-32755).

                                                         /s/ Arthur Andersen LLP

Atlanta, Georgia
October 7, 1997